Exhibit 99.1

Guaranty of Joint Venture

FOR VALUE RECEIVED and in consideration of any loan or advance now or hereafter made to Southeastern Paragon (together with its successors and assigns, "Borrower") by LSQ Funding Group, L.C. ("LSQ"), which loans and advances will be to the direct interest and advantage of the undersigned, and to induce LSQ from time to time to make loans to Borrower and/or enter into any agreement with Borrower with regard to the assignment of accounts receivable, or purchase or take by assignment receivables under any agreement with regard to the assignment of accounts receivable, the undersigned and LSQ agree as follows:

1. CHARACTER OF OBLIGATION.  The undersigned hereby unconditionally guarantees the full payment and performance by Borrower of any such loans, any such agreement with regard to the assignment of accounts receivable, and the advances or over-advances thereunder whether or not evidenced by promissory notes, any obligations for letters of credit or agreements with respect thereto, any drafts or any obligations for acceptances or agreements with respect thereto, including all interest and other charges stated therein, any other loans, promissory notes, advances or over-advances, including all interest and other charges stated therein, all obligations of Borrower under any security agreement, instrument of lien, security deed or other security device in favor of LSQ, and all other obligations of Borrower to LSQ however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (hereafter the "Obligations").  The obligation of the undersigned hereunder is primary and unconditional and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against Borrower or any other guarantor or surety, and before, concurrently or after any proceeding by LSQ against any security, and shall be effective regardless of the solvency or insolvency of Borrower at any time, the extension or modification of the Obligations by operation of law, or the subsequent reorganization, merger or consolidation of Borrower, or any other change in its composition, nature, personnel or location.  The obligation hereunder may be considered by LSQ either as a guaranty or agreement of surety.  Payment of any sum or sums due to LSQ hereunder will be made by the undersigned immediately upon demand by LSQ.  If claim is ever made upon LSQ for repayment or recovery of any amount or amounts received by LSQ in payment of any of the Obligations and LSQ repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over LSQ or any of its property, or (b) any settlement or compromise of any such claim effected by LSQ with any such claimant (including Borrower), then in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any of the Obligations, and the undersigned shall be and remain obligated to LSQ hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by LSQ.  The undersigned agrees that the books and records of LSQ showing the account between LSQ and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof, except that the monthly statements rendered to Borrower by LSQ shall, to the extent to which no objection is made within thirty (30) days after date thereof, constitute an account stated between LSQ and Borrower binding upon the undersigned.  The undersigned agrees to pay all costs of LSQ of collection of any sum or sums due hereunder, and, if collected by or through an attorney, fifteen percent (15%) of the principal and interest of the sum or sums due as attorneys' fees together with all other legal and court expenses.  The undersigned hereby transfers and conveys to LSQ any and all of its balances, credits, deposits, accounts, items and monies now or hereafter in possession or control of, or otherwise with LSQ, and LSQ is hereby given a security interest upon and in all property of the undersigned of every kind and description now or hereafter in the possession or control of LSQ for any reason, including all dividends and distributions or other rights in connection therewith.  The undersigned agrees that its obligation hereunder shall not be discharged or impaired in any respect by reason of any failure by LSQ to perfect, or continue perfection of, any lien or security interest in any security or any delay by LSQ in perfecting any such lien or security interest.  The undersigned represents and warrants that it will receive a direct benefit from LSQ's loans to Borrower.

2. CONSENT AND WAIVER.  The undersigned waives notice of acceptance hereof, creation of any of the Obligations, or nonpayment or default by Borrower under any of the Obligations or any agreement now or hereafter existing between Borrower and LSQ, presentment, demand, notice of dishonor, protest and any other notices whatever.  The undersigned waives the provisions of O.C.G.A. 10-7-24.  The undersigned, without affecting its liability hereunder, consents to and waives notice of all changes of terms of the Obligations, the withdrawal or extension of credit or time to pay, the release of the whole or any part of the Obligations, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, the acceptance or release of security, extension of the time to pay for any period or periods whether or not longer than the original period, or any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations or any collateral security given by Borrower.  The undersigned agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Borrower or to any collateral for the Obligations, even upon payment in full of the Obligations.  The undersigned also consents to and waives notice of any arrangements or settlements made in or out of court in the event of receivership, liquidation, readjustment, any proceeding under Title 11 of the United States Code (entitled "Bankruptcy") as amended, or assignment for the benefit of creditors of Borrower, and anything whatever whether or not herein specified which may be done or waived by or between LSQ and Borrower, or Borrower and any other person whose claim against Borrower has been or shall be assigned or transferred to LSQ. The undersigned agrees that if any notification of intended disposition of collateral or of any other act by LSQ is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) days before such disposition or act, postage prepaid, addressed to the undersigned either at the address shown below or at any other address of the undersigned appearing on the records of LSQ, shall be deemed reasonably and properly given.  LSQ may, without notice of any kind, sell, assign or transfer any or all of the Obligations and in such event each and every immediate and successive assignee, transferee or holder of any of the Obligations shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; LSQ shall have an unimpaired right prior and superior to that of any such assignee, transferee or holder to enforce this Guaranty for the benefit of LSQ as to such of the Obligations as is not sold, assigned or transferred.  THE UNDERSIGNED HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON.

3. CONSTRUCTION.  This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Florida.  Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.  This Guaranty does not supersede any other guaranty or other agreement executed by the undersigned, or any other guaranty in favor of LSQ.

4. BENEFIT.  This Guaranty shall bind the undersigned, its successors and assigns, and the rights and privileges of LSQ hereunder shall inure to the benefit of its successors and assigns, and this Guaranty shall be effective with respect to loans or advances made by LSQ's successors and assigns to Borrower.

5. DURATION.  This Guaranty shall continue in full force and effect until terminated by the actual receipt by LSQ by registered or certified mail of written notice of termination from the undersigned.  Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

Wherefore the undersigned has caused this Guaranty to be executed by its duly authorized officers and its seal affixed this 27 day of June, 2006.

Paragon Systems, Inc.

By: /s/ Robert K. Mills

Title: Chief Financial Officer

ATTEST:

(Secretary)

[Corporate Seal]